Exhibit 99.1

Investor Day September 25, 2017 CMS MODEL: CONSISTENT PAST WITH A SUSTAINABLE FUTURE

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2016 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items that have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views adjusted operating and maintenance (O&M) expenses as an important measure of operating efficiency. This measure excludes expenses related to energy efficiency because they have no impact on net income, as well as certain historical amounts that reduce comparability to the current period. Other adjustments could include restructuring costs and regulatory items from prior years. Because the company is not able to estimate the impact of specific line items that have the potential to significantly impact reported maintenance and other operating expenses, the company is not providing a reconciliation for the comparable future period expenses. Management also views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. 1

Nikki Williams Staff Staff Sri Maddipati Bags, cords, etc. 1 W 54th St., New York, NY 10019 Doors and windows Stairwell, restrooms, etc. Travis Uphaus Sarah Maher 2

Patti Poppe President & CEO

4 Agenda Consistent Past, Sustainable Future Patti Poppe President & CEO 1:00 – 1:30 PM Customer Investment Opportunity Garrick Rochow Chief Operations Executive 1:30 – 2:00 PM Consumers Energy Way JF Brossoit Chief Engineering Executive 2:00 – 2:20 PM Enhanced Customer Service Brian Rich Chief Information & Customer Officer 2:20 – 2:40 PM Business Model & Financial Outlook Rejji Hayes EVP & CFO 2:40 – 3:10 PM Wrap-Up, Q&A All 3:10 – 4:00 PM

5 Our Organization . . . . . . is structured to deliver for customers AND investors.

Four Years Ago 2014-2018 Plan Aggregate Capital Investment (Bn) $7 O&M Costs (annual decrease %) -2% Customer Base Rate Increases Electric Gas 1% 2 Adjusted EPS Annual Growth Annual Total Shareholder Return 5% - 7% 9% - 11% Dividend Growth In line with earnings 6 Ambitious Plan. . . . . . introduced four years ago. _ _ _ _ _ b Excluding fuel and passthroughs a _ _ _ _ _ c Adjusted EPS + dividend yield b c _ _ _ _ _ a Consumers non-GAAP

7 Well on Track . . . . . . and largely exceeded to date. Four Years Ago 2014-2018 Plan Are We Winning? 2014 – 2016 Act. Aggregate Capital Investment (Bn) $7 $5¼ O&M Costs (annual decrease %) -2% -3½% Customer Base Rate Increases Electric Gas 1% 2 1½% 2 Adjusted EPS Annual Growth Annual Total Shareholder Return 5% - 7% 9% - 11% 7% ~11% Dividend Growth In line with earnings 7% _ _ _ _ _ b Excluding fuel and passthroughs a _ _ _ _ _ c Adjusted EPS + dividend yield b c _ _ _ _ _ a Consumers non-GAAP

8 Bright Future Ahead . . . . . . in alignment with our past. Four Years Ago 2014-2018 Plan Next Five Years 2017-2021 Plan Aggregate Capital Investment (Bn) $7 $9 O&M Costs (annual decrease %) -2% -2% to -3% Customer Base Rate Increases Electric Gas 1% 2 2% 3 Adjusted EPS Annual Growth Annual Total Shareholder Return 5% - 7% 9% - 11% 6% - 8% 9% - 11% Dividend Growth In line with earnings In line with earnings _ _ _ _ _ b Excluding fuel and passthroughs a _ _ _ _ _ c Adjusted EPS + dividend yield _ _ _ _ _ a Consumers non-GAAP b c

9 CMS EPS Growth . . . . . . actual performance stronger. Adjusted EPS 0 6% to 8% Long-term Growth 3% CAGR 7% CAGR a a a _ _ _ _ _ a Adjusted EPS (non-GAAP) CONSISTENT PAST SUSTAINABLE FUTURE CMS Peers CMS Guidance

Simple, Perhaps Unique Model . . . Customer investment (reliability, costs, enviro mandates) - O&M cost reductions - Sales growth - No “block” equity dilution & other INVESTMENT SELF-FUNDED Rate increase “at or below inflation” 2017+ Plan 6% - 8% . . . continues to drive sustainable growth. 2 - 3 pts 1 2 5 - 6 pts < 2% 10 Self Funding: a _ _ _ _ _ a Consumers non-GAAP

11 Large & Aging Infrastructure . . . . . . requires significant investment. Gas Distribution: 25 years of replacements Gas Transmission: 75% of miles pre-1970 Electric LVD System: Older than avg. utility Gas Meter Installations: 1.2 MM Electric HVD System: 1/3 past useful life

12 Cost Reduction Strategy . . . . . . largely funds customer investments. Capital-Enabled Technology-Enabled Structural/ Process Changes Pole-top Hardening Smart Grid Mobility CE Way Gas Replacements Digital PPAs Customer Benefits Safety Reliability Better Service Affordable Bills Clean & Lean Retirements

13 Michigan Offers . . . . . . economic and energy policies that support our business. Economic growth (taxes, skilled labor, balanced budget) Forward-looking test year (10-month rate case) Energy efficiency incentive (20% of spend) Attractive renewable investment framework Constructive ROEs

. . . provides constructive energy policies. Tier 1 Ranking Barclays Research, 2017 state rankings Norm Saari (R) Term Ends: July 2, 2019 Sally Talberg (I), Chairman Term Ends: July 2, 2021 MPSC Commissioners 14 Rachael Eubanks (I) Term Ends: July 2, 2023 Tier Best-in-Class Commission . . . Michigan 2013 - Present 2008 2012 6 9 18 9 6 5 4 3 2 1

15 The Triple Bottom Line . . . . . . world class performance delivering hometown service. PERFORMANCE PEOPLE PLANET PROFIT PEOPLE • PLANET • PROFIT

16 Hometown Service . . . . . . is fundamental to our business model. Consumers Energy named a “Most Trusted Brand” by Market Strategies International Customers Communities Employee Engagement Flint Promise, United Way, Energy Assistance Improving customer satisfaction

Reducing Coal Intensity . . .

PLANET

CMS ENERGY

Coal Energy [a]



49% [b]
22% [c]
15% [d]
Shut down coal
2005
2016
Future

[a] CMS Energy
[b] Includes Classic 7, includes PPA contracts
[c] Excludes Classic 7, includes PPA contracts
[d] Based on ten-year plan with opportunities

Renewable Energy [a]



Demand from customers
Meets RPS
3%
10% [b]
15%
2005
2016
2021
Future

[a] Consumers Energy
[b] Includes Classic 7, includes PPA contracts

. . . AND adding more clean renewables.

17

The Consumers Energy Way . . . Safety: Every day is a safe day Quality: We get it right the first time Cost: We see and eliminate waste Delivery: We get it done on time Morale: We are proud to serve . . . a culture of continuous improvement. CUSTOMER FOCUS ENABLED EMPLOYEES CONTINUOUS IMPROVEMENT STANDARDIZED PROCESSES BUSINESS RESULTS The CE Way Safety . Quality . Cost . Delivery . Morale 18

Consistent Growth Through . . . Recession Governor (R) Governor (D) Commission (D) Commission (R) Recession 7% CAGR Polar vortex Cold Feb. Mild summer Warm winter Hot summer Hot summer Cold winter Cold winter Summer- “less” Mild summer Mild summer Commission (D) Hurt Help EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a Warm winter Hot summer Dividend Weather . . . recessions, adverse weather, and leadership changes. Whipple Joos Russell Commission (I) Poppe Cold Feb. Warm Dec. Warm Winter 19 +6% to +8% Warm Winter PROFIT 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Garrick Rochow Chief Operations Executive

Capex $ (Bn) Customer Investment . . . 21 Electric Distribution Gas Infrastructure & Maintenance Supply $18 billion . . . driven by a large and aging system. Gas Electric Total Plan Opportunities Plan With Ops 8 10 18 7 $25

Gas System Investment . . . Gas Infra. & Maint. $8 Bn Supply Electric Dist. Compression and Storage $1 Bn . . . up 40% from the last 10 years. 22 Transmission $4 Bn Distribution $3 Bn #1 Underground storage #5 Distribution miles U.S. LDC Rank, Source: DOT #5 Transmission miles

23 Gas Transmission . . . . . . significant investment over time. PIC TURE 94 miles, 24” $636 MM 54 miles, 36” $385 MM 22 miles 1,670 miles of transmission pipelines South Oakland (3100) Mid-Michigan (100A) Saginaw Trail (2800) Projects in Plan Gas Infra. & Maint. $8 Bn Supply Electric Dist.

24 Gas Distribution . . . . . . replacement work underway, long runway left to go. 185,000 replacements needed Only 2% complete 20,000 per year at $3,500 each Main Replacement Service Line Replacement Tracked Customer safety Reduced leaks Lower future O&M Gas Infra. & Maint. $8 Bn Supply Electric Dist. Started in 2012 25-year program $75 MM capex per year Benefits

Affordable Gas Bills . . .

CMS ENERGY


Avg. Res. Bill
($/ month)
100
0
$89
-36%
$57
2010
2017E

Capex Provides

- ✓ Safety
- ✓ Reliability
- ✓ Economic Growth

Source: Internal July Forecast

			NYMEX
Henry Hub $/ MCF	~$4.40 →	<$3.00 →	Flat

Source: EIA.gov (Historical Annual Average & Current); Bloomberg (Future)

. . . have enabled needed investments.

25

Electric System Investment . . . . . . consists of needed and modular projects. HVD System $1 Bn LVD System $4 Bn Gas Infra. & Maint. Supply $4 Bn Electric Dist. $6 Bn Substations $1 Bn Supply $4 Bn 26

27 Age of Electric Distribution . . . . . . requires substantial investment to improve reliability. Consumers Energy 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Replacements needed to renew our system Gas Infra. & Maint. Supply Electric Dist. $6 Bn Source: FERC Form 1, remaining book value divided by original cost

28 Electric Distribution Investment Opportunities . . . . . . are substantial, prioritized, and modular in nature. ~5,000 per year in plan $3,500 per pole replacement ~33% are past 60 year life $13,000 per pole replacement $1 MM avg per upgrade ($7 - $8 MM to replace) HVD System Substations $4 Bn $1 Bn $1 Bn 1.5 MM poles 56,000 miles 1,200 substations 72,500 poles 4,500 miles $200,000 to rebuild one mile $330,000 to rebuild one mile Gas Infra. & Maint. Supply Electric Dist. $6 Bn LVD System

29 Electric Supply Investments . . . . . . reflect our Clean & Lean strategy. Clean & Lean Opportunities PPAs Owned Current Supply $3 - $4 Bn Opportunity Gas Infra. & Maint. Supply $4 Bn Electric Dist. Renewables in Plan In the Plan Renewables (15% RPS) Maintenance & upgrades MCV expires 2025 Palisades expires 2022 Average age of coal plants >50 years; potential future shutdowns $1 Bn $3 Bn

30 . . . matches supply with demand in a modular way. Clean and Lean . . . Old Utility Model Clean And Lean Big Build Big Build O&M Fuel Big Bets Modular Fully utilize assets O&M Fuel Lower Risk Results in excess capacity, higher cost Matches supply with demand Excess supply Excess supply Retirement Supply Actual Demand Demand EE & DR Excess supply Modular Modular Expected Demand Supply

Jean-François (JF) Brossoit Chief Engineering Executive

32 O&M Cost Performance . . . . . . opportunities to improve even more. 1st Quartile 3rd Quartile 2nd Quartile 4th Quartile 2016 Costs Per Customer Total O&M Consumers ($329) Distribution O&M Consumers ($96) CE WAY Creates Opportunity - - - - - Source: SNL, Form 1, Electric Non-fuel O&M - - - - - Source: SNL, Form 1, Electric Non-fuel O&M a _ _ _ _ _ a Consumers non-GAAP

33 Annual Labor Productivity . . . Autos Aircraft “Wired” Telecom Source: BLS.gov; Annual Index of Labor Productivity; 10-Year Avg. 6% 5% Utilities 2% . . . is the norm in competitive industries . . .

34 Annual Labor Productivity . . . . . . and utilities have lagged. Autos Aircraft “Wired” Telecom Source: BLS.gov; Annual Index of Labor Productivity; 10-Year Avg. 6% 5% Utilities 2% (1)%

35 Finding Annual Productivity Opportunities . . . . . . until it feels like they’ve hit bottom. Companies Often Go After Waste Reduction Travel Expenses Printing Costs Virtual Meetings Digital Technology Easy to See Waste Surface Easy Layer

36 The Bottom is NOT the Bottom . . . . . . growing company-wide capabilities in Lean. Lean Adoption Provides New Skills To Uncover Not Easy to See Waste

37 The CE Way . . . PEOPLE PLANET PROFIT . . . 7,500 daily victories and cost savings. BY IMPROVING OUR PERFORMANCE HONORING OUR COMMITMENT THROUGH SCHEDULE EXECUTE Culture Fire-fighting Preventative Behavior React Think Problem Solving Symptoms Real Problems SHIFTING FROM TO DESIGN

38 Early Win: Fueling Pilot CE Way: Better utilization of highly skilled employees. Fueling trucks during off-peak hours (15 - 30 min) Impacting 450 crews with multiple workers per crew Potential statewide savings: $3 MM/yr 100,000 hours/yr

39 Early Win: Software Licensing CE Way: Eliminate what is not needed. Licenses unused for 90 days “released” for use by others Avoids new license purchases year over year Savings: 2017: $0.5 MM/yr Licenses Never Expire License Pooling

40 Early Win: Gas Leak Response CE Way: Right response to our customers. Building in logic to questions we ask customers Sending right resources for right situation Savings: 2016: $0.3 MM 2017: $0.2 MM

Continuous Improvement

WASTE REDUCTION


OPERATIONS
IT
ENGINEERING, HR, SUPPLY CHAIN, CUSTOMER
VERTICAL VALUE STREAMS
Fueling $3 MM/yr
Leak Response $0.2 MM/yr
Software Licenses $0.5 MM/yr
• • •
SUPPLIER
HORIZONTAL VALUE STREAMS
CUSTOMER
$$
Annual O&M Spend [a] ~$950 MM
$$

[a] Consumers non-GAAP

CE Way: Removing waste…*no stone unturned.*

41

Brian Rich Chief Information & Customer Officer

43 J.D. Power Customer Satisfaction Index Residential Customers Business Customers 1 Quartile National Avg. 1 Quartile National Avg. 22% 24% 606 738 0 200 400 600 800 1000 2010 Today 613 757 0 200 400 600 800 1000 2010 Today

Digital Customer Experience 44 Platforms For Customer Satisfaction Field Mobility Smart Grid

Moments that Matter 45 MOVING Average of 60K moves per month BILLING & PAYMENT Over 2.6M payments per month OUTAGES 4.3M outage-related page views in 2016

Operational Excellence & Customer Satisfaction 46 Average Speed of Answer (ASA) has improved by 72% Performance since 2015 Cost Reduction Example First Contact Resolution (FCR) has improved by 11% Combined Alert Enrollments have surpassed the mark 1MM a 2,700% improvement! Live Call Reductions (MM) Translates to $2.5 MM in Savings! 5.5 3.5 2015 2017 YE Forecast

Operational Excellence & Customer Satisfaction 47 Physical Bills Sent Cost Reduction Example Cost for Sending Physical Bills ($ MM) Translates to $1 MM in Savings! # Of Bills (MM) 1 MM Bills $14.7 $13.8 2015 2017 YE Forecast 30.8 29.8 2015 2017 YE Forecast

Operational Excellence & Customer Satisfaction 48 Meter Read Rate Cost Reduction Example Invoice Reversals (MM) 13 pts Improvement! Translates to $1.3 MM in Savings! 1.1 0.4 2015 2017 YE Forecast 86% 99% 2015 2017 YE Forecast

Smart Meter Installations; ~15% Remaining Operational Excellence & Customer Satisfaction 49 $750 million customer investment 1.8 million meters; to be completed in 2017 Utilizing cellular connectivity Net Promoter Score Lift since 2012 Residential: 140% Business: 114% Smart Meters In Action Smart meters improve quality while reducing costs. Improve customer experience Reduce unnecessary truck rolls Allow faster response to known outages Shorten reported outage durations Reduces O&M costs by $5 MM annually over the next three years

50 Delivering a World Class Customer Experience Customer Culture Excel at the Basics Fast & Simple Personalized Experience Value Beyond the Electron Customer Culture Excel at the Basics Fast & Simple Personalized Experience Value Beyond the Electron Improved customer experience while reducing costs. 50

Rejji Hayes Executive Vice President & Chief Financial Officer

Simple, Perhaps Unique Model . . . Customer investment (reliability, costs, enviro mandates) - O&M cost reductions - Sales growth - No “block” equity dilution & other INVESTMENT SELF-FUNDED Rate increase “at or below inflation” 2017+ Plan 6% - 8% . . . provides sustainable long-term growth. 2 - 3 pts 1 2 5 - 6 pts < 2% 52 Self Funding: a _ _ _ _ _ a Consumers non-GAAP

Modular Customer Investment Plan . . . 53 Last 10 Years Next 10 Years $13 Bn $18 Bn % of projects <$200 MM ~75% >90% Gas Electric Distribution Gas Supply 41% . . . is robust and highly achievable. a _ _ _ _ _ a Plan assumes a modular renewable build-out with individual projects less than $200 million. Supply Electric Distribution 29% Up 40%

O&M Cost Performance Helps to Fund . . . Actual Cost Reduction Consumers - - - - - Source: SNL, Form 1, Electric Non-fuel O&M Peer Average ~4½% (Peers 2016 over 2006) New Annual Cost Savings Attrition $ - 16 $ - 16 Productivity (Coal Gas) - 20 - 5 Enhanced capitalization - 10 - 4 Smart Meters - 4 - 5 Work Management & Eliminate Waste - 15 - 20 Mortality, Disc. Rates, & Other +20 0 Service Upgr./Inflation +10 + 30 Net savings $ - 35 $ - 20 Percent savings 2014 - 2016 2017 - 2019 (MM) (MM) . . . needed customer investments. -3% a year 2% a year! 54 Good Business Decisions “Consumers Energy Way” Increases a year! > 3% Three-Year Avg a _ _ _ _ _ a Consumers non-GAAP

Operating Cash Flow Funds . . . . . . investments without block equity. Amount (Bn) $ Investment Cash flow before dividend _ _ _ _ _ a Non-GAAP NOLs & Credits $0.7 $0.9 $0.9 $0.8 $0.6 $0.5 $0.2 $2.6 Interest, working capital and taxes $1.9 $2.9 $1.63 $2.3 $2.7 Up $0.8 billion Operating cash flow Gross operating cash flowa up > $0.1 billion per year 55 Up $1.8 billion since 2004! NOLs avoid need for block equity $2.2 $1.65 $2.1 (0.6) (0.1) 0.4 0.9 1.4 1.9 2.4 2.9 2015 2016 2017 2018 2019 2020 2021

Credit Quality Highlights . . .

CMS ENERGY


Scale
S&P / Fitch
Moody's
S&P (Dec. '16)
Moody's (Apr. '17)
Fitch (Jul. '17)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Stable
Stable
Stable

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . consistent, upward climb.

56

57 Debt Maturities are Manageable . . . . . . and offer cost reduction opportunities. Amount (MM) $ Today vs. Five Years Ago Weighted Avg Interest (bps) Weighted Avg Life (yrs) Consumers CMS (68) (114) +7 +8 Existing coupons 8.75% 6.70% 5.65% 5.65% 6.25% 6.13% _ _ _ _ _ a Includes Consumers Energy securitizations; b Excludes EnerBank, Enterprises; data as of September, 2017 a b $100 $320 $850 $400 $0 $500 $300 0 500 1,000 1,500 2,000 2,500 3,000 2017 2018 2019 2020 2021

Core Service Territory . . .

Our Service Territory[a] Outperforms

	Grand Rapids	Michigan	U.S.
Building Permits[b]	+313%	+205%	+108%
GDP 2010→2015	23	14	12
Population 2010→2016	6	½	4
Unemployment (6/17)	2.7	3.8 17-year Low	4.4

Grand Rapids ranked **#1 in the U.S.** for job growth by Headlight Data

[a] Grand Rapids
[b] Annualized numbers July 2010→July 2017

Examples of New Business



Electric
Gas
Combination
Announcement
Stryker Corporation
Portage
• Global leader in medical technology
• 105 new jobs
• $130 MM investment
Announcement
Zeeland Farm Services
Ithaca
• Products and services to the agriculture and transportation industries
• 74 new jobs
• $123 MM investment
Arauco
Dicastal
Betz
GM Assembly
Continental Dairy
Magna-Cosma
Switch
C3 Ventures
Enbridge
Durolast Roofing
GM Assembly
Dart
MSU FRIB
MACI
Knauf
Post
Denso
Brembo
Inteva

. . . is strong and diversified.

58

59 Electric Customer Prices . . . Residential Bills Industrial Rates . . . competitive for residential and improving for industrial customers. 8% % 26% (12)% National Avg 20% Residential bills below U.S. average Worse Better (13)% Source: EIA through 2015, 2% growth assumed thereafter Worse Better Midwest Avg Industrial rates improving rapidly Rates Rates & Fuel Rates & Act 169 Rates Rates & Fuel Rates & Act 169 -30 -20 -10 0 10 20 30 2013 2014 2015 2016 -20 -10 0 10 20 2013 2014 2015 2016

Fuel & Operating the System Drives Costs . . . 60 Cost Components Fuel and Power Costs Interest Taxes Above Market Costs O&M Reductions in Rates $659 $572 Down $87 MM or 3% annually 100% Capital Investments O&M Operating Costs a b _ _ _ _ _ b Case U-17990 _ _ _ _ _ a Case U-16191 Cost of Capital . . . which can be reduced over time. Fuel Fuel PPA PPA Down $166 MM or 7% annually 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2016 2011 2016

2/10: Filed securitization; $172 MM 61 Regulatory Backlog . . . . . . provides significant customer value. Gas Rate Case Electric Rate Case 3/31: File; $173 MM; 10.5% ROE 10/1: Self-impl.; $130 MM Energy Law Palisades 12/1: SRM capacity charge determined June: Capacity charge implemented 4/20: Energy Law effective 1/29: Self-impl.; $20 MM 7/31: Final order; $29 MM; ROE 10.1% By 3/30: Final order Sept: Final order 2/28: Final order; $113 MM; 10.1% ROE Customer Benefits No subsidies Safety Reliability Savings for customers 2017 2018 New Gas Case May 2018 or 2022: PPA expires

“DIG” (750 MW) & Peakers (200 MW) . . . 62 . . . capacity contracted for 2017. Pre-Tax Income (MM) $12 $30 $35 Outage pull-ahead Better Performance Future Opportunities Capacity ($/kw-mth) $1.00 $2.00 $3.00 $4.50 $7.50 Available: Energy Capacity 0% 0% 25% 0 0 0 $ +$20 +$40 Contracts (layering in over time) $75 $55 50% - 90% 0% 0 10 20 30 40 50 60 70 80 2015 2016 2017

2016 EPS . . . . . . delivered 7% growth despite early challenges. Adjusted EPS (non-GAAP) January March 31 June 30 September 30 December 31 Guidance 2016 _ _ _ _ _ a Adjusted EPS (non-GAAP) a Q4 2016 Reinvestment: Debt Pre-funding Foundation & Low Income Other Total 4¢ 5 5 14¢ 63

2017 Outlook . . . . . . will deliver 6% to 8% growth. Adjusted EPS (non-GAAP) January March 31 June 30 September 30 December 31 Recovery Guidance +6% to +8% Benefits Property taxes Total 4¢ 4 8¢ Reinvestment last year 2016 Accelerated Financing Enterprises EE incentives O&M Choices Sales Mix & Other Total 3¢ 1 2 4 3 13¢ Recovery Weather & Storms _ _ _ _ _ a Adjusted EPS (non-GAAP) a Q4 2016 Reinvestment: Debt Pre-funding Foundation & Low Income Other Total 4¢ 5 5 14¢ 64

Managing Work Every Year . . . . . . maximizes benefits for customers AND investors. 65 2008 2009 2010 2011 2012 2013 2014 2015 +7% +7% +7% +7% +7% +7% +7% Offsets RECORD WARM -13¢ +17¢ +18¢ -9¢ +13¢ -13¢ Mild Summer Cost productivity above plan +7¢ Reinvestment Hot Summer Mild Winter Hot Summer Storms Hot Summer “Summerless” Summer Cost Productivity Cost productivity above plan 0 2013 – 2016 Customer O&M Reinvestment = $340 million (Source: ½ cost; ½ weather) Cost productivity Cost productivity Reinvestment Reinvestment Mild Summer Cost productivity EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a 2016 +7% +7% Storms Cost productivity above plan $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20

Compelling Investment Thesis . . . Aging Infrastructure Diversified Service Territory 66 Cost Controls Strong Cash Flow & Healthy Balance Sheet Constructive Regulation a _ _ _ _ _ a Consumers non-GAAP

. . . And a Sustainable Future Recession 7% CAGR EPS Recession Opportunities Gas Infra. Future +6% to +8% 2016 Customer Investment (Bn) O&M Reductions Coal Capacity Plan $18 (10)% 21% _ _ _ _ _ a Adjusted EPS (non-GAAP) a Future 2003 Ops $25 (15)% 15 % LAW NEW ENERGY Grid Modernization PPA Replacements People Planet Profit 67 More Renewables Dividend TSR b _ _ _ _ _ b Consumers non-GAAP _ _ _ _ _ c Adjusted EPS + dividend yield c 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2025

68

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98
Pretax items:														
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08	0.55	0.05	-	0.27	-	-	-	0.04
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)	(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)	0.14	(0.05)	*	(0.01)	*	0.05	*	*
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*	(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01	0.01	*	-	*	*	*	*	0.02
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*
Asset impairment charges	-	-	2.80	1.07	0.93	-	-	-	-	-	-	-	-	-
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-	-	-	-	-	-	-	-	-
Cumulative accounting changes	0.25	0.02	-	-	-	-	-	-	-	-	-	-	-	-
Tax impact	(0.09)	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02
Mark-to-market		0.04	(0.65)	0.80										
Tax impact		(0.01)	0.22	(0.29)										
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

70

71 CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2015 2016 2017 2018 2019 2020 2021 Consumers Operating Income + Depreciation & Amortization $ 1,866 $ 2,037 $ 2,134 $ 2,246 $ 2,547 $ 2,678 $ 2,816 Enterprises Project Cash Flows 20 46 58 58 53 53 54 Gross Operating Cash Flow $ 1,886 $ 2,083 $ 2,192 $ 2,304 $ 2,600 $ 2,731 $ 2,870 Other operating activities including taxes, interest payments and working capital (246) (454) (542) (554) (750) (781) (820) Net cash provided by operating activities $ 1,640 $ 1,629 $ 1,650 $ 1,750 $ 1,850 $ 1,950 $ 2,050

72 CONSUMERS ENERGY Reconciliation of O&M Costs (Annual decrease %)

73 Reconciliation of Distribution Cost per Customer Reconciliation of O&M Costs per Customer

74 CONSUMERS ENERGY Reconciliation of Annual O&M Spend 2016 (mils) Maintenance & Other Operating Expenses (GAAP) $ (1,090) Less: Energy Efficiency & Other $ 142 O&M Spend $ (948) Rounded $ (950)

Speaker Bios

Patricia K. Poppe 76 Patricia K. Poppe is President and Chief Executive Officer of CMS Energy and its principal subsidiary, Consumers Energy, which serves 1.8 million electric customers and 1.7 million natural gas customers. The company has annual revenues of $6.1 billion, assets totaling $18.6 billion and 7,300 employees. She was elected to this position in July 2016. Poppe most recently served as Senior Vice President of Distribution Operations, Engineering and Transmission. She was responsible for engineering, maintenance and operations of the electric and natural gas delivery systems. Prior to that, Poppe served as Vice President of Customer Experience, Rates and Regulation. She joined Consumers Energy in January 2011 as Vice President of Customer Operations. Previously, Poppe served as a Power Plant Director at DTE Energy. Prior to joining DTE Energy, Poppe held a variety of plant management positions in the automotive industry. Poppe earned a master’s degree in management from the Stanford University Graduate School of Business and received a bachelor’s degree and master’s degree in industrial engineering from Purdue University. President and Chief Executive Officer of CMS Energy Corporation and Consumers Energy Company

Rejji P. Hayes 77 Rejji P. Hayes is executive vice president and chief financial officer of CMS Energy and its principal subsidiary, Consumers Energy. He was named to this position in 2017. Hayes is responsible for finance, internal controls and compliance, treasury, tax, investor relations, accounting, financial forecasting and mergers and acquisitions. Hayes joined CMS Energy from Novi, Mich.-based ITC Holdings Corp., where he began his tenure as vice president, finance and treasurer in 2012 before serving as chief financial officer from 2014 to 2016. In his role as ITC’s chief financial officer, Hayes was responsible for the company’s accounting, tax, mergers and acquisitions, internal audit, investor relations, treasury, financial planning and analysis, management reporting and risk management functions. He co-led the strategic review that resulted in the sale of ITC – which was then a publicly traded company – to Fortis, Inc., a leading North American utility holding company. Under Hayes’ tenure as CFO, ITC’s market capitalization increased from approximately $4.7 billion to $7 billion. Prior to joining ITC Holdings Corp., Hayes held strategy and financial leadership roles for Exelon Corporation, Lazard Freres & Co., Banc of America Securities and Merrill Lynch. Hayes earned a bachelor’s degree from Amherst College and a master’s degree in business administration from Harvard Business School. Hayes was named a 40 under 40 rising executive by Chicago’s Urban Business Roundtable (2010), Crain’s Detroit Business (2013) and The Michigan Chronicle (2014). He also serves as a trustee for the Cranbrook educational community and as vice chairman of the Cranbrook Institute of Science. Executive Vice President and Chief Financial Officer of CMS Energy Corporation and Consumers Energy Company

78 Jean-François (JF) Brossoit Jean-François (JF) Brossoit is senior vice president of CMS Energy and its principal subsidiary, Consumers Energy. He is responsible for The Consumers Energy Way and the company’s lean management office, as well as supply chain, corporate safety and health, fleet, facilities, emergency management and real estate. He previously served as vice president, manufacturing operation at United Technologies – Climate, Control and Security (UTC) in Jupiter, Fla. Prior to joining UTC in 2006, he served in several management roles at General Motors Corporation. Brossoit earned a bachelor’s degree in mechanical engineering from Kettering University. He also completed the Darden School of Business Executive Program. Chief Engineering Executive

Brian F. Rich 79 Brian Rich is senior vice president of CMS Energy and its principal subsidiary, Consumers Energy. Rich is responsible for Consumers Energy’s overall customer experience and satisfaction, and oversees customer operations, digital platforms and marketing. As CIO, Rich is responsible for the company’s technology strategy, security and IT operations. Rich joined CMS Energy as CIO in 2014 to advance the company’s strategic goals with resilient integrated information technologies. Rich is credited with effectively improving operational performance, elevating IT as a strategic capability and also delivering several new technology capabilities, including Smart Energy, digital customer experience and field mobility. Rich is an energy industry veteran with more than 20 years of experience, including more than 14 years at Accenture and four years as a vice president at San Francisco-based Pacific Gas and Electric Co. Rich holds a bachelor’s degree in management information systems from The George Washington University, and completed an executive management program in cyber security policy at Harvard College in 2015. Rich is a member of the Edison Electric Institute CIO Executive Advisory Committee, the UNITE Utility CIO Consortium and the Michigan Cyber Security CIO Kitchen Cabinet. Rich also served as executive chair of the Consumers Energy United Way of Jackson County campaign in 2015 and 2016. Chief Information and Customer Officer

Garrick J. Rochow 80 Garrick J. Rochow is senior vice president of CMS Energy and its principal subsidiary, Consumers Energy. He was named to this position in July 2017. Rochow has overall responsibility for the company’s electric and natural gas distribution and transmission operations, generation and compression operations, operations performance, planning and scheduling. Rochow previously served as senior vice president of distribution and customer operations, having led the company’s electric and natural gas distribution systems, engineering, energy operations, electric and gas transmission and customer operations. Previously, Rochow served as vice president of customer experience, rates and regulation and quality and was chief customer officer. Rochow previously served as vice president of energy delivery. He was responsible for the engineering and planning of the company’s electric and natural gas distribution systems. Rochow joined Consumers Energy in 2003 and has held several leadership positions, including combustion turbine business manager at the Zeeland generating facility and site production manager at the Campbell Generating Complex. Rochow began his utility career as an environmental lead at the Holland Board of Public Works, where he served as a maintenance superintendent and managed steam turbine and boiler outage responsibilities. Rochow graduated from Michigan Technological University with a bachelor’s degree in environmental engineering and earned a master’s degree in business administration from Western Michigan University. He also has attended an executive education program at the University of Wisconsin-Madison’s Wisconsin School of Business. Chief Operations Executive